Exhibit 10.17

                     BUSINESS CONSULTING SERVICES AGREEMENT

This Consulting Services Agreement (the "Agreement"), is entered into and effective as of the 1st day of July, 2003 by and between Marc Couturier (hereinafter referred to as, "Consultant"), and Inyx Canada, Inc., (hereinafter referred to as, "Client") (collectively referred to herein as the "Parties"). Inyx Canada, Inc. is a subsidiary of a US corporation (Inyx, Inc. or the "Company").

Preliminary Statement: The Client desires to be assured of the association and services of the Consultant in order to avail itself of the Consultant's experience, skills, abilities, knowledge, and background to facilitate Strategic Business Acquisitions, Business & Corporate Development, Sales & Marketing and Development of Distribution Channels and is therefore willing to engage Consultant upon the terms and conditions set forth herein. Consultant desires to be assured, and Client desires to assure Consultant, that, if Consultant associates with Client and allocates its resources necessary to provide Client with its services, Consultant will be paid the consideration described herein and said consideration will be nonrefundable, regardless of the circumstances.

Consultant agrees to be engaged and retained by Client upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.   Engagement

     Client hereby engages Consultant on a non-exclusive basis, and Consultant hereby accepts the engagement to become a business Consultant to Client and to render such advice, consultation, information, and services to Client regarding business matters including, but not limited to the following:

     Consultant will assist Client in Strategic Business Acquisitions, Business & Corporate Development, Sales & Marketing and Development of Distribution Channels.

     Consultant, on behalf of Client, will liaise with key customers as identified by Client.

     Consultant, at Client's request, will act as Client's agent and will generate new sales leads and negotiate new contracts in order to materially grow the business.

     Consultant will assist Client in the development and/or refinement of company's web site and other marketing information.

     Consultant will assist Client in future acquisitions, negotiating terms and structure, and assisting in due diligence and documentation.

     Consultant will assist Client in the development of sales and marketing plans for new acquisitions and the proper integration of said acquisitions into the overall corporate strategy and development of distribution channels.

     Notwithstanding that Consultant's services will always be through Client, Client can direct Consultant to provide services to Client's US parent or other affiliates of the Company.

     Client and Consultant shall mutually agree, in writing, for any additional duties that Consultant may provide to Client for compensation paid or payable by Client under this agreement. Although there is no requirement to do so, such additional agreement(s) may be attached hereto and made part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.

2.   Compensation to Consultant

     (all figures in C$ and GST will be charged in addition to figures shown).

2.1 Engagement Fee/Signing Bonus. As express consideration for Consultant entering into this Agreement, Client will pay Consultant $46,500.

2.2 Monthly Compensation. From July 1 to December 31, 2003, Client to pay Consultant $12,250.00 every month, $6,125.00 on the 15th of the month and $6,125.00 on the last day of the month. Starting from January 1, 2004, Consultant and Client to mutually agree on the monthly cash compensation, said compensation not to be below $10,000 per month.

2.3 Company Stock and Stock Option Plan. Consultant is eligible for receipt of Stock Options and / or Stocks from time to time at the discretion of the Compensation Committee of the Company. Stock referred to is Inyx, Inc. Stock. Therefore Inyx Canada, Inc. will cause parent, Inyx, Inc. to issue said Stock Options or Stocks to Consultant as the case may be. In the case of Stock Options, the vesting period of granted Stock Options shall be at the latest, 1/3 vest immediately at the date of granting, 1/3 vest 6 months from the date of granting and 1/3 vest one year from the date of granting. In the case of Stocks, when issued, said shares shall be restricted shares, although at the earliest availability, Client shall register such shares with the U.S. Securities and Exchange Commission (the "SEC") on a Form S-8 or a similar registration statement.

     Notwithstanding anything else herein, each Option will vest completely on the date the Client provides the Consultant with notice that a `Change of Control' has occurred, such notice not to be unreasonably withheld. `Change of Control' has occurred when a shareholder or shareholders of the Client, holding at least a majority of the outstanding issued Shares, has agreed to transfer or sell such shareholder's or shareholders' Shares constituting such controlling interest to a bona fide third party purchaser acting at arm's length to such shareholder or shareholders.

2.4 Bonuses. Consultant is eligible for bonuses based on performance and at the discretion of the CEO of the Company. These bonuses are to be paid either in Stocks and / or cash, at the option of the Consultant. In the case of Stocks, when issued, said shares shall be restricted shares, although at the earliest availability, Client shall register such shares with the U.S. Securities and Exchange Commission (the "SEC") on a Form S-8 or a similar registration statement.

2.5 Office and Ancillary Equipment. Client to provide Consultant with a laptop computer and mobile phone for its exclusive use to enable Consultant to perform its duties. Client will pay said mobile phone's monthly bills. Client will provide an office for Consultant's exclusive use at location designated by Client at its sole discretion. If Client designates that no office can be provided and that Consultant shall work from its personal residence, then Client to provide Consultant, at Client's expense, phone/fax service, fax machine, printer and any other office equipment deemed necessary for Consultant to carry out its duties.

2.6 Expenses. Client shall reimburse Consultant for reasonable expenses incurred in performing its duties pursuant to this Agreement (including printing, postage, express mail, photo reproduction, travel, lodging, and long distance telephone and facsimile charges); provided, however, that for any expenses over $1,000, Consultant must receive prior written approval from Client. Such reimbursement shall be payable within seven days of Consultant's invoice.

2.7 Additional Fees. Client and Consultant shall mutually agree upon any additional fees that Client may pay in the future for services rendered by Consultant under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.

2.8 Benefits. Consultant to fully participate in Client's health and benefit plan to include the normal benefits including medical, dental, orthodontic and eye-care for Consultant and its family as well as appropriate life insurance for the beneficiaries designated by Consultant. Benefits to continue for one year after termination date as outlined in Section 7


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3.   Indemnification

     The Client agrees to indemnify and hold harmless Consultant against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by Client or any of its agents, employees, or other representatives. Nothing herein is intended to nor shall it relieve either party from liability for its own willful act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

4.   Confidentiality

4.1 Consultant and Client each agree to keep confidential and provide reasonable security measures to keep confidential information where release may be detrimental to their respective business interests. Consultant and Client shall each require their employees, agents, affiliates, other licensees, and others who will have access to the information through Consultant and Client respectively, to first enter appropriate non-disclosure Agreements requiring the confidentiality contemplated by this Agreement in perpetuity.

4.2 Consultant will not, either during its engagement by the Client pursuant to this Agreement or at any time thereafter, disclose, use or make known for its or another's benefit any confidential information, knowledge, or data of the Client or any of its affiliates in any way acquired or used by Consultant during its engagement by the Client. Confidential information, knowledge or data of the Client and its affiliates shall not include any information that is, or becomes generally available to the public other than as a result of a disclosure by Consultant or its representatives. In addition, Consultant shall not perform similar services provided for herein to any person identified by Client as a direct competitor of the Client (this list not to be unreasonably restrictive or all encompassing).

5.   Miscellaneous Provisions

5.1 Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of Consultant and Client.

5.2 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The obligations of either party hereunder cannot be assigned without the express written consent of the other party.

5.3 Governing Law; Venue. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario, without regard to its conflict of law doctrine. Client and Consultant agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be the City of Toronto, Ontario, Canada.

5.4 Attorneys' Fees and Costs. If any action is necessary to enforce and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement. If any legal costs arise from Consultant carrying out its service to Client, Client to cover Consultant's attorneys' fees and costs.

5.5 Survivability. If any part of this Agreement is found, or deemed by a court of competent jurisdiction, to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.

5.6 Facsimile Signatures. The Parties hereto agree that this Agreement may be executed by facsimile signatures and such signature shall be deemed originals. The Parties further agree that within ten (10) days following the execution of this Agreement, they shall exchange original signature pages.


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


5.7  Arbitration

     All disputes, controversies, or differences between client, consultant, or any of their officers, directors, legal representatives, attorneys, accountants, agents or employees, or any customer or other person or entity, arising out of, in connection with or as a result of this agreement, shall be resolved through arbitration rather than through litigation. With respect to the arbitration of any dispute, the undersigned hereby acknowledge and agree that:

     A.   Arbitration is final and binding on the parties;

     B. The parties waive their right to seek remedy in court, including their right to jury trial;

     C. Pre-arbitration discovery is generally more limited and different from court proceeding;

     D.   The arbitrator's  award is not required to include factual findings or
          legal   reasoning   and  any  party's  right  of  appeal  or  to  seek
          modification of ruling by the arbitrators is strictly limited;

     E. This arbitration provision is specifically intended to include any and all statutory claims which might be asserted by any party;

     F. Each party hereby agrees to submit the dispute for resolution to the Arbitration Dispute Resolution Institute of Canada within five (5) days after receiving a written request to do so from the other party;

     G. If either party fails to submit the dispute to arbitration on request, then the requesting party may commence an arbitration proceeding, but is under no obligation to do so;

     H. Any hearing scheduled after an arbitration is initialed shall take place in the City of Toronto, Ontario, Canada;

     I. If either party shall institute a court proceeding in an effort to resist arbitration and be unsuccessful in resisting arbitration or shall unsuccessfully contest the jurisdiction of any arbitration forum located in the City of Toronto, Ontario, Canada, over any matter which is the subject of this agreement, the prevailing party shall be entitled to recover from the losing party its legal fees and any out-of-pocket expenses incurred in connection with the defense of such legal proceeding or its efforts to enforce its rights to arbitration as provided for herein;

     J. The parties shall accept the decision of any award as being final and conclusive and agree to abide thereby;

     K. Any decision may be filed with any court as a basis for judgment and execution for collection.

5.8  Term/Termination

     This Agreement is an agreement for the term of twenty four (24) months ending June 30, 2005 and is effective as of the date first written above. Thereafter, this Agreement shall automatically be renewed for successive one-year periods every July 1st, commencing with the first of July 2005, unless either of Client or Consultant move to terminate as per below. Client may terminate this Agreement with written notice to Consultant 180 days prior to termination date. At termination date, Client to pay Consultant severance of twelve (12) months compensation in a lump sum and benefits to continue for one year from date of termination. Notwithstanding the foregoing, it is expressly agreed by Client that any compensation (whether in the form of cash, shares or stock options) previously tendered to the Consultant shall not be refundable. Any non-vested stock options held by consultant at termination date will immediately vest. These vested options will not terminate until 90 dates after termination date. Consultant can terminate agreement at any time with 30 days written notice to Client. Finally, if after a Change of Control as defined in Section 2.3, Client elects not to continue Consultant's Agreement, then Agreement will be terminated upon Client's written notification to Consultant and severance will apply as above as well as continuation of benefits for one year as per above.


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6.   Relocation

     If Client requests Consultant to relocate and Consultant agrees with the request, then Client to pay for all of Consultant's legal, immigration, moving and selling expenses. If Consultant's relocation is contingent upon contract continuation, then Consultant has right of first refusal. If Consultant elects not to relocate, then Agreement will terminate as of the date Consultant informs Client in writing of its decision not to relocate. Severance and benefits stipulated in Section 7 will take effect.

7.   Representations, Warrants and Covenants

     The Client represents, warrants and covenants to the Consultant as follows:
     The Client has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions which are provided for herein. The execution of this Agreement by the Client and its delivery to the Consultant, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by the Client's Board of Directors and no further authorization shall be necessary on the part of the Client for the performance and consummation by the Client of the transactions which are contemplated by this Agreement.

     The business and operations of the Client have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect the Client or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Client or cause acceleration under any arrangement, agreement or other instrument to which the Client is a party or by which any of its assets are bound. The Client has performed in all respects all of its obligations which are, as of the date of this Agreement, required to be performed by it pursuant to the terms of any such agreement, contract or commitment.

8.   Counterparts

     This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

CLIENT:                                     CONSULTANT:
Inyx Canada, Inc.



/s/ Rima Goldshmidt                                  /s/ Marc Couturier
------------------------                             ---------------------------
Rima Goldshmidt                                      Marc Couturier
Vice President, Finance
Inyx, Inc.

Agreed to by Inyx, Inc.


/s/ Jack Kachkar
------------------------
Dr. Jack Kachkar
Chairman
Inyx, Inc.




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